UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K
_______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2021
________________________
Bally's Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-38850	20-0904604
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Westminster Street
Providence	RI	02903
(Address of Principal Executive Offices and Zip Code)
________________________
(401) 475-8474
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12 (b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	BALY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Explanatory Note

On April 24, 2020, Bally’s Corporation (the “Company”) agreed to acquire MontBleu Resort Casino & Spa operations in Lake Tahoe, Nevada (“MontBleu”) for $15.0 million, subject to post-closing adjustments, from Caesars Entertainment Inc. (“Caesars”), subject to required regulatory approvals and satisfaction of other customary closing conditions. The Company had previously acquired the outstanding equity securities of IOC-Kansas City, Inc. and Rainbow Casino-Vicksburg Partnership, L.P. from Eldorado Resorts, Inc. on July 2, 2020, and Eldorado Resort Casino Shreveport from Caesars on December 23, 2020. This report files the financial statements and pro forma financial information of MontBleu and should be read in conjunction with the Company’s other filings with the U.S. Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits.
The following exhibits are filed herewith:

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP, dated March 16, 2021
23.2	Consent of Deloitte & Touche LLP, dated March 16, 2021
99.1	Audited Financial Statements of MontBleu as of and for the year ended December 31, 2020 and the notes related thereto
99.2	Audited Financial Statements of MontBleu as of and for the year ended December 31, 2019 and the notes related thereto
99.3
Unaudited Pro Forma Combined Balance Sheet of Bally's Corporation as of December 31, 2020 and Unaudited Pro Forma Combined Statements of Income of Bally's Corporation for the year ended December 31, 2020, in each case giving pro forma effect to the Company’s acquisition of all the outstanding equity securities of MontBleu and the notes related thereto

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLY'S CORPORATION
By:	/s/ Stephen H. Capp
Name:	Stephen H. Capp
Title:	Executive Vice President and Chief Financial Officer

Date: March 16, 2021